UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GILEAD SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 12, 2011.

GILEAD SCIENCES, INC.	Meeting Information
Meeting Type: Annual Meeting For holders as of: March 16, 2011 Date: May 12, 2011 Time: 10:00 a.m.
	Location:	Westin San Francisco Airport 1 Old Bayshore Highway Millbrae, CA 94030

GILEAD SCIENCES, INC. ATTN: RUEY-LI HWANG 333 LAKESIDE DRIVE FOSTER CITY, CA 94404

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          ANNUAL REPORT           FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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1) BY INTERNET:        www.proxyvote.com

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— How To Vote — Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote
FOR the following:
1.	To Elect Directors
	Nominees:		6.	To vote on an advisory resolution to approve the compensation of Gilead’s named executive officers as presented in its proxy statement.
	01) John F. Cogan	07) John C. Martin
	02) Etienne F. Davignon	08) Gordon E. Moore
	03) James M. Denny	09) Nicholas G. Moore
	04) Carla A. Hills	10) Richard J. Whitley
	05) Kevin E. Lofton	11) Gayle E. Wilson	The Board of Directors recommends you vote 1 year on the following proposal:
	06) John W. Madigan	12) Per Wold-Olsen
			7.	To vote on an advisory basis as to the frequency with which executive compensation will be subject to future advisory stockholder votes.
The Board of Directors recommends you vote FOR the following proposals:
2.	To ratify the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of Gilead for the fiscal year ending December 31, 2011.		8.	To transact such other business as may properly come before the meeting adjournment or postponement thereof.
3.	To approve the Amended and Restated Gilead Sciences, Inc. Code Section 162(m) Bonus Plan and certain performance-based provisions thereunder.
4.	To approve amendments to Gilead’s Restated Certificate of Incorporation to adopt majority voting standards.
5.	To approve amendments to Gilead’s Amended and Restated Bylaws to permit holders of at least 20% of the voting power of the outstanding capital stock to call a special meeting of stockholders.